UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 18, 2014

CORPORATE PROPERTY ASSOCIATES 17 - GLOBAL INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

000-52891	20-8429087
(Commission File Number)	(IRS Employer Identification No.)

50 Rockefeller Plaza, New York, NY	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 492-1100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 18, 2014, Corporate Property Associates 17 — Global Incorporated (the “Company”) held its annual meeting of stockholders. At the meeting, a vote was taken to elect directors for the Company through the solicitation of proxies. Set forth below are the final voting results for the election of directors, who were elected to serve until the next annual meeting of stockholders:

Name of Director	For	Withheld

Marshall E. Blume	161,356,745	5,043,796

Trevor P. Bond	161,576,561	4,823,980

Elizabeth P. Munson	161,671,231	4,729,310

Richard J. Pinola	161,468,029	4,932,512

James D. Price	161,259,873	5,140,668

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Corporate Property Associates 17 - Global Incorporated

Date: June 24, 2014	By:	/s/ Susan C. Hyde
Susan C. Hyde
Managing Director